UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2013

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	101 West Prospect Avenue Cleveland, Ohio	44115
	(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, The Sherwin-Williams Company (the “Company”) and Sherwin-Williams (Caribbean) N.V., a wholly owned subsidiary of the Company (collectively, “Sherwin-Williams”), entered into a definitive Stock Purchase Agreement on November 9, 2012 (as amended, the “Purchase Agreement”), to purchase all of the issued and outstanding shares of Consorcio Comex, S.A. de C.V. and Conaxe, S. A. de C. V. from affiliates of the Achar family (the “Sellers”).

As previously disclosed, the Purchase Agreement could be terminated by either Sherwin-Williams or the Sellers if the closing of the sale had not occurred by August 31, 2013 (the “End Date”). On August 21, 2013, Sherwin-Williams and the Sellers amended the Purchase Agreement to extend the End Date to October 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

August 26, 2013	By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane
Senior Vice President, General Counsel and
Secretary

Cautionary Statement Regarding Forward-Looking Information

This report contains, or incorporates by reference, “forward-looking statements,” as defined under U.S. federal securities laws, concerning the proposed acquisition of Comex. These forward-looking statements are based upon management’s current expectations, estimates, assumptions and beliefs concerning future events and conditions. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of Sherwin-Williams, that could cause actual results to differ materially from such statements and from Sherwin-Williams’ historical results and experience. These risks, uncertainties and other factors include legal, regulatory and other matters that may affect the timing or ability of Sherwin-Williams to complete the acquisition of Comex. Other risks, uncertainties and factors may affect the businesses of Sherwin-Williams and Comex, and include such things as: general business conditions, strengths of retail and manufacturing economies and the growth in the coatings industry; changes in relationships with customers and suppliers; changes in raw material availability and pricing; unusual weather conditions; and other risks, uncertainties and factors described from time to time in Sherwin-Williams’ reports filed with the SEC. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made, and Sherwin-Williams undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.